===============================================================================

                                                                 EXECUTION COPY




                   9-1/8% SENIOR SUBORDINATED NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT



                         Dated as of November 25, 1998

                                  by and among

                            SFX ENTERTAINMENT, INC.,

                                   AS ISSUER,

                                 THE GUARANTORS


                                      and

                       MORGAN STANLEY & CO. INCORPORATED
                             LEHMAN BROTHERS INC.,
                    BANCBOSTON ROBERTSON STEPHENS INC., AND
                           BNY CAPITAL MARKETS, INC.






===============================================================================

         This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of November 25, 1998, by and among SFX Entertainment, Inc., a Delaware corporation (the "COMPANY"), the Guarantors (as defined in the Purchase Agreement (as defined below)), and Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., BancBoston Robertson Stephens Inc., and BNY Capital Markets, Inc. (each an "INITIAL PURCHASER" and, collectively, the "INITIAL PURCHASERS"), each of whom has agreed to purchase the Company's 9-1/8% Senior Subordinated Notes due 2008 (the "SERIES A NOTES") pursuant to the Purchase Agreement, dated November 19, 1998 (the "PURCHASE AGREEMENT").

         This Agreement is made pursuant to the Purchase Agreement, by and among the Company, the Guarantors and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Series A Notes (as defined below), the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 8 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture, dated November 25, 1998, between the Company and The Chase Manhattan Bank, as Trustee, relating to the Series A Notes and the Series B Notes (the "INDENTURE").

         The parties hereby agree as follows:

SECTION 1.          DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         Act: The Securities Act of 1933, as amended.

         Affiliate: As defined in Rule 144 of the Act.

         Broker-Dealer: Any broker or dealer registered under the Exchange Act.

         Certificated Securities: Definitive Notes, as defined in the Indenture.

         Closing Date: The date hereof.

         Commission: The Securities and Exchange Commission.

         Consummate: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the delivery by the Company to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes tendered by Holders thereof pursuant to the Exchange Offer.

         Effectiveness Deadline:  As defined in Section 3(a) and 4(a) hereof.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Exchange Offer: The exchange and issuance by the Company of a principal amount of Series B Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Series A Notes that are tendered by such Holders in connection with such exchange and issuance.

         Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

         Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Series A Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act and pursuant to Regulation S under the Act.

         Filing Deadline: As defined in Sections 3(a) and 4(a) hereof.

         Guarantors: The Company's subsidiaries as listed on Schedule 1 of the Purchase Agreement and listed as Guarantors.

         Holders: As defined in Section 2 hereof.

         Indemnified Holder: As defined in Section 8(a) hereof.

         Old Notes: The Company's 9-1/8% Senior Subordinated Notes due February 1, 2008.

         Prospectus: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         Recommencement Date: As defined in Section 6(d) hereof.

         Registration Default: As defined in Section 5 hereof.

         Registration Statement: Any registration statement of the Company and the Guarantors relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         Regulation S: Regulation S promulgated under the Act.

         Restricted Broker-Dealer: Any Broker-Dealer that holds Series B Notes that were acquired in the Exchange Offer in exchange for Series A Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Series A Notes acquired directly from the Company or any of its affiliates).

         Rule 144: Rule 144 promulgated under the Act.

         Series A Notes: The Company's 9-1/8% Senior Subordinated Notes due 2008 to be issued pursuant to the Indenture: (i) in the Exchange Offer or (ii) as contemplated by Section 4 hereof.

         Series B Notes: The Company's 9-1/8% Senior Subordinated Notes due 2008 to be issued pursuant to the Indenture: (i) in the Exchange Offer or (ii) as contemplated by Section 4 hereof.

         Shelf Registration Statement:  As defined in Section 4 hereof.

         Suspension Notice:  As defined in Section 6(d) hereof.

         TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

         Transfer Restricted Securities: Each Note, until the earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Note has been disposed of in accordance with a Shelf Registration Statement, (c) the date on which such Note is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) or (d) the date on which such Note is distributed to the public pursuant to Rule 144 under the Act.

SECTION 2.          HOLDERS

         A Person is deemed to be a holder of Transfer Restricted Securities (each, a "HOLDER") whenever such Person owns Transfer Restricted Securities.

SECTION 3.          REGISTERED EXCHANGE OFFER

                           (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company and the Guarantors shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission as soon as practicable after the Closing Date (the "EXCHANGE OFFER FILING DATE"), but in no event later than 100 days after the Closing Date (such 100th day being the "FILING DEADLINE"), (ii) use its best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 145 days after the Closing Date (such 145th day being the "EFFECTIVENESS DEADLINE"), (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective,
                                    (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and
                                    (iv) upon the effectiveness of such
                                    Exchange Offer Registration Statement,
                                    commence and Consummate the Exchange Offer.
                                    The Exchange Offer shall be on the
                                    appropriate form permitting registration of the Series B Notes to be offered in exchange for the Series A Notes that are Transfer Restricted Securities and to permit resales of Series B Notes by Broker-Dealers that tendered into the Exchange Offer for Series A Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Series A Notes acquired directly from the Company or any of its Affiliates) as contemplated by Section 3(c) below.

                           (b) The Company and the Guarantors shall use their respective best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Series B Notes shall be included in the Exchange Offer Registration Statement. The Company and the Guarantors shall use their respective reasonable best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 Business Days thereafter.

                           (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company or any Affiliate of the Company), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer;

                                    however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any Series B Notes received by such Broker-Dealer in the Exchange Offer and that the Prospectus contained in the Exchange Offer Registration Statement may be used to satisfy such prospectus delivery requirement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement. See the Shearman & Sterling no-action letter (available July 2, 1993).

         To the extent necessary to ensure that the Exchange Offer Registration Statement is available for sales of Series B Notes by Broker-Dealers, the Company and the Guarantors agree to use their respective best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the date on which the Exchange Offer is Registration Statement is declared effective, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto. The Company and the Guarantors shall promptly provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers promptly upon request, and in no event later than one day after such request, at any time during such period.

SECTION 4.          SHELF REGISTRATION

                           (a) Shelf Registration. If (i) the Exchange Offer is not permitted by applicable law (after the Company and the Guarantors have complied with the procedures set forth in
                                    Section 6(a)(i) below) or (ii) if any
                                    Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation of the Exchange Offer that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Series A Notes acquired directly from the Company or any of its Affiliates, then the Company and the Guarantors shall:

         (x) cause to be filed, on or prior to 30 days after the earlier of (i) the date on which the Company determines that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(i) above and (ii) the date on which the Company receives the notice specified in clause (a) (ii) above, (such earlier date, the "FILING DEADLINE"), a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (the "SHELF REGISTRATION STATEMENT")), relating to all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof, and

         (y) shall use their respective reasonable best efforts to cause such Shelf Registration Statement to become effective on or prior to 90 days after the Filing Deadline (such 90th day the "EFFECTIVENESS DEADLINE").

         If, after the Company has filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above; provided that, in such event, the Company shall remain obligated to meet the Effectiveness Deadline set forth in clause (y).

         The Company and the Guarantors shall use their respective reasonable best efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented and amended as required by and subject to the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i)) following the date on which such Shelf Registration Statement first becomes effective under the Act, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto.

                           (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to
                                    Section 5
                                    hereof unless and until such Holder shall have provided all such information. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5.          LIQUIDATED DAMAGES

         If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline, (iii) the Exchange Offer has not been Consummated within 30 Business Days after the Exchange Offer Registration Statement is first declared effective by the Commission or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within two Business Days by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within two Business Days of its filing (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT"), then the Company and the Guarantors hereby jointly and severally agree to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages in an amount equal to $.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 in principal amount of Transfer Restricted Securities; provided that the Company and the Guarantors shall in no event be required to pay liquidated damages for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease.

         All accrued liquidated damages shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, as more fully set forth in the Indenture and the Notes. All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full.

SECTION 6.          REGISTRATION PROCEDURES

                           (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Guarantors shall comply with all applicable provisions of Section 6(c) below, shall use their respective best efforts to effect such exchange and to permit the resale of Series B Notes by Broker-Dealers that tendered in the Exchange Offer Series A Notes that such Broker-Dealer acquired for its own account as a result of its market making activities or other trading activities (other than Series A Notes acquired directly from the Company or any of its Affiliates) being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                                    (i)      If, following the date hereof
                                             there has been announced a change
                                             in Commission policy with respect
                                             to exchange offers such as the
                                             Exchange Offer that, in the
                                             reasonable opinion of counsel to
                                             the Company raises a substantial
                                             question as to whether the
                                             Exchange Offer is permitted by
                                             applicable federal law, the
                                             Company and the Guarantors hereby
                                             agree to seek a no-action letter
                                             or other favorable decision from
                                             the Commission allowing the
                                             Company and the Guarantors to
                                             Consummate an Exchange Offer for
                                             such Transfer Restricted
                                             Securities. The Company and the
                                             Guarantors hereby agree to pursue
                                             the issuance of such a decision to
                                             the Commission staff level but
                                             shall not be required to take
                                             commercially unreasonable action
                                             to effect a change in Commission
                                             policy. In connection with the
                                             foregoing, the Company and the
                                             Guarantors hereby agree to take
                                             all such other actions as may be
                                             requested by the Commission or
                                             otherwise required in connection
                                             with the issuance of such
                                             decision, including without
                                             limitation (A) participating in
                                             telephonic conferences with the
                                             Commission, (B) delivering to the
                                             Commission staff an analysis
                                             prepared by counsel to the Company
                                             setting forth the legal bases, if
                                             any, upon which such counsel has
                                             concluded that such an Exchange
                                             Offer should be permitted and (C)
                                             diligently pursuing a resolution
                                             (which need not be favorable) by
                                             the Commission staff.

                                    (ii)     As a condition to its
                                             participation in the Exchange
                                             Offer, each Holder of Transfer
                                             Restricted Securities (including,
                                             without limitation, any Holder who
                                             is a Broker Dealer) shall furnish,
                                             upon the request of the Company,
                                             prior to the Consummation of the
                                             Exchange Offer, a written
                                             representation to the Company and
                                             the Guarantors (which may be
                                             contained in the letter of
                                             transmittal contemplated by the
                                             Exchange Offer Registration
                                             Statement) to the effect that (A)
                                             it is not an Affiliate of the
                                             Company, (B) it is not engaged in,
                                             and does not intend to engage in,
                                             and has no arrangement or
                                             understanding with any person to
                                             participate in, a distribution of
                                             the Series B Notes to be issued in
                                             the Exchange Offer and (C) it is
                                             acquiring the Series B Notes in
                                             its ordinary course of business.
                                             In addition, all such Holders of
                                             Transfer Restricted Securities
                                             shall otherwise reasonably
                                             cooperate with any reasonable
                                             request of the Company relating to
                                             the Company's and Guarantors'
                                             preparation of the Exchange Offer
                                             Registration Statement. Each
                                             Holder using the Exchange Offer to
                                             participate in a distribution of
                                             the Series B Notes hereby
                                             acknowledges and agrees that, if
                                             the resales are of Series B Notes
                                             obtained by such Holder in
                                             exchange for Series A Notes
                                             acquired directly from the Company
                                             or an Affiliate thereof, it (1)
                                             could not, under Commission policy
                                             as in effect on the date of this
                                             Agreement, rely on the position of
                                             the Commission enunciated in
                                             Morgan Stanley and Co., Inc.
                                             (available June 5, 1991) and Exxon
                                             Capital Holdings Corporation
                                             (available May 13, 1988), as
                                             interpreted in the Commission's
                                             letter to Shearman & Sterling
                                             dated July 2, 1993, and similar
                                             no-action letters (including, if
                                             applicable, any no-action letter
                                             obtained pursuant to clause (i)
                                             above), and (2) must comply with
                                             the registration and prospectus
                                             delivery requirements of the Act
                                             in connection with a secondary
                                             resale transaction and that such a
                                             secondary resale transaction must
                                             be covered by an effective
                                             registration statement containing
                                             the selling security holder
                                             information required by Item 507
                                             or 508, as applicable, of
                                             Regulation S-K.

                                    (iii)    Prior to effectiveness of the
                                             Exchange Offer Registration
                                             Statement, the Company and the
                                             Guarantors shall provide a
                                             supplemental letter to the
                                             Commission (A) stating that the
                                             Company and the Guarantors are
                                             registering the Exchange Offer in
                                             reliance on the position of the
                                             Commission enunciated in Exxon
                                             Capital Holdings Corporation
                                             (available May 13, 1988), Morgan
                                             Stanley and Co., Inc. (available
                                             June 5, 1991) as interpreted in
                                             the Commission's letter to
                                             Shearman & Sterling dated July 2,
                                             1993, and, if applicable, any
                                             no-action letter obtained pursuant
                                             to clause (i) above, (B) including
                                             a representation that neither the
                                             Company nor any Guarantor has
                                             entered into any arrangement or
                                             understanding with any Person to
                                             distribute the Series B Notes to
                                             be received in the Exchange Offer
                                             and that, to the best of the
                                             Company's and each Guarantor's
                                             information and belief, each
                                             Holder participating in the
                                             Exchange Offer is acquiring the
                                             Series B Notes in its ordinary
                                             course of business and has no
                                             arrangement or understanding with
                                             any Person to participate in the
                                             distribution of the Series B Notes
                                             received in the Exchange Offer and
                                             (C) any other undertaking or
                                             representation required by the
                                             Commission as set forth in any
                                             no-action letter obtained pursuant
                                             to clause (i) above, if
                                             applicable.

                           (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company and the Guarantors shall comply with all the provisions of Section 6(c) below and shall use their respective reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company and the Guarantors will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof, within the time periods and otherwise in accordance with the provisions hereof.

                           (c) General Provisions. In connection with any Registration Statement and any related Prospectus required by this Agreement, the Company and the Guarantors shall:

                  (i) use their respective reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Guarantors shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use their respective reasonable best efforts to cause such amendment to be declared effective as soon as practicable. Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that it is in the best interests of the Company and the Guarantors not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving the Company or the Guarantors, the Company and the Guarantors may allow the Shelf Registration Statement or the Exchange Offer Registration Statement to fail to be effective and usable as a result of such nondisclosure for up to 120 days during the three year period of effectiveness required by Section 4 hereof, but in no event (x) for any period in excess of 45 consecutive days or
         (y) for more than 60 days in any calendar year, provided, that in the event the Exchange Offer is Consummated, the Company and the Guarantors shall not allow the Exchange Offer Registration Statement to fail to be effective and usable for a period in excess of 30 days during the one year period of effectiveness required by Section 3 hereof;

                                    (i)      prepare and file with the
                                             Commission such amendments and
                                             post-effective amendments to the
                                             applicable Registration Statement
                                             as may be necessary to keep such
                                             Registration Statement effective
                                             for the applicable period set
                                             forth in Section 3 or 4 hereof, as
                                             the case may be; cause the
                                             Prospectus to be supplemented by
                                             any required Prospectus
                                             supplement, and as so supplemented
                                             to be filed pursuant to Rule 424
                                             under the Act, and to comply fully
                                             with Rules 424, 430A and 462, as
                                             applicable, under the Act in a
                                             timely manner; and comply with the
                                             provisions of the Act with respect
                                             to the disposition of all
                                             securities covered by such
                                             Registration Statement during the
                                             applicable period in accordance
                                             with the intended method or
                                             methods of distribution by the
                                             sellers thereof set forth in such
                                             Registration Statement or
                                             supplement to the Prospectus;

                                    (ii)     advise the selling Holders
                                             promptly and, if requested by such
                                             Persons, confirm such advice in
                                             writing, (A) when the Prospectus
                                             or any Prospectus supplement or
                                             post-effective amendment has been
                                             filed, and, with respect to any
                                             applicable Registration Statement
                                             or any post-effective amendment
                                             thereto, when the same has become
                                             effective, (B) of any request by
                                             the Commission for amendments to
                                             the Registration Statement or
                                             amendments or supplements to the
                                             Prospectus or for additional
                                             information relating thereto, (C)
                                             of the issuance by the Commission
                                             of any stop order suspending the
                                             effectiveness of the Registration
                                             Statement under the Act or of the
                                             suspension by any state securities
                                             commission of the qualification of
                                             the Transfer Restricted Securities
                                             for offering or sale in any
                                             jurisdiction, or the initiation of
                                             any proceeding for any of the
                                             preceding purposes, (D) of the
                                             existence of any fact or the
                                             happening of any event that makes
                                             any statement of a material fact
                                             made in the Registration
                                             Statement, the Prospectus, any
                                             amendment or supplement thereto or
                                             any document incorporated by
                                             reference therein untrue, or that
                                             requires the making of any
                                             additions to or changes in the
                                             Registration Statement in order to
                                             make the statements therein not
                                             misleading, or that requires the
                                             making of any additions to or
                                             changes in the Prospectus in order
                                             to make the statements therein, in
                                             the light of the circumstances
                                             under which they were made, not
                                             misleading. If at any time the
                                             Commission shall issue any stop
                                             order suspending the effectiveness
                                             of the Registration Statement, or
                                             any state securities commission or
                                             other regulatory authority shall
                                             issue an order suspending the
                                             qualification or exemption from
                                             qualification of the Transfer
                                             Restricted Securities under state
                                             securities or Blue Sky laws, the
                                             Company and the Guarantors shall
                                             use their respective reasonable
                                             best efforts to obtain the
                                             withdrawal or lifting of such
                                             order at the earliest possible
                                             time;


                                    (iii)    subject to Section 6(c)(i), if any
                                             fact or event contemplated by
                                             Section 6(c)(iii)(D) above shall
                                             exist or have occurred, prepare a
                                             supplement or post-effective
                                             amendment to the Registration
                                             Statement or related Prospectus or
                                             any document incorporated therein
                                             by reference or file any other
                                             required document so that, as
                                             thereafter delivered to the
                                             purchaser(s) of Transfer
                                             Restricted Securities, the
                                             Prospectus will not contain an
                                             untrue statement of a material
                                             fact or omit to state any material
                                             fact necessary to make the
                                             statements therein, in the light
                                             of the circumstances under which
                                             they were made, not misleading;

                                    (iv)     furnish to the Initial Purchasers
                                             and each selling Holder named in
                                             any Registration Statement or
                                             Prospectus in connection with such
                                             sale, if any, before filing with
                                             the Commission, copies of any
                                             Registration Statement or any
                                             Prospectus included therein or any
                                             amendments or supplements to any
                                             such Registration Statement or
                                             Prospectus (including all
                                             documents incorporated by
                                             reference after the initial filing
                                             of such Registration Statement),
                                             which documents will be subject to
                                             the review and comment of such
                                             Holders in connection with such
                                             sale, if any, for a period of at
                                             least three Business Days, and the
                                             Company will not file any such
                                             Registration Statement or
                                             Prospectus or any amendment or
                                             supplement to any such
                                             Registration Statement or
                                             Prospectus (including all such
                                             documents incorporated by
                                             reference) to which the selling
                                             Holders of the Transfer Restricted
                                             Securities covered by such
                                             Registration Statement in
                                             connection with such sale, if any,
                                             shall reasonably object within
                                             three Business Days after the
                                             receipt thereof. A selling Holder
                                             shall be deemed to have reasonably
                                             objected to such filing if such
                                             Registration Statement, amendment,
                                             Prospectus or supplement, as
                                             applicable, as proposed to be
                                             filed, contains a material
                                             misstatement or omission or fails
                                             to comply with the applicable
                                             requirements of the Act;

                                    (v)      promptly prior to the filing of
                                             any document that is to be
                                             incorporated by reference into a
                                             Registration Statement or
                                             Prospectus, provide
                                             copies of such document to the
                                             selling Holders in connection with
                                             such sale, if any, make the
                                             Company's and the Guarantors'
                                             representatives available for
                                             discussion of such document and
                                             other customary due diligence
                                             matters, and include such
                                             information in such document prior
                                             to the filing thereof as such
                                             selling Holders may reasonably
                                             request;

                                    (vi)     make available at reasonable times
                                             for inspection by the selling
                                             Holders participating in any
                                             disposition pursuant to such
                                             Registration Statement and any
                                             attorney or accountant retained by
                                             such selling Holders, all
                                             financial and other records,
                                             pertinent corporate documents of
                                             the Company and the Guarantors and
                                             cause the Company's and the
                                             Guarantors' officers, directors
                                             and employees to supply all
                                             information reasonably requested
                                             by any such selling Holder,
                                             attorney or accountant in
                                             connection with such Registration
                                             Statement or any post-effective
                                             amendment thereto subsequent to
                                             the filing thereof and prior to
                                             its effectiveness;

                                    (vii)    if requested by any selling
                                             Holders in connection with such
                                             sale, if any, promptly include in
                                             any Registration Statement or
                                             Prospectus, pursuant to a
                                             supplement or post-effective
                                             amendment if necessary, such
                                             information as such selling
                                             Holders may reasonably request to
                                             have included therein, including,
                                             without limitation, information
                                             relating to the "Plan of
                                             Distribution" of the Transfer
                                             Restricted Securities; and make
                                             all required filings of such
                                             Prospectus supplement or
                                             post-effective amendment as soon
                                             as practicable after the Company
                                             is notified of the matters to be
                                             included in such Prospectus
                                             supplement or post-effective
                                             amendment;

                                    (viii)   furnish to each selling Holder in
                                             connection with such sale, if any,
                                             without charge, at least one copy
                                             of the Registration Statement, as
                                             first filed with the Commission,
                                             and of each amendment thereto,
                                             including all documents
                                             incorporated by reference therein
                                             and all
                                             exhibits (including exhibits
                                             incorporated therein by reference);

                                    (ix)     deliver to each selling Holder,
                                             without charge, as many copies of
                                             the Prospectus (including each
                                             preliminary prospectus) and any
                                             amendment or supplement thereto as
                                             such Persons reasonably may
                                             request; the Company and the
                                             Guarantors hereby consent to the
                                             use (in accordance with law) of
                                             the Prospectus and any amendment
                                             or supplement thereto by each of
                                             the selling Holders in connection
                                             with the offering and the sale of
                                             the Transfer Restricted Securities
                                             covered by the Prospectus or any
                                             amendment or supplement thereto;

                                    (x)      upon the request of any selling
                                             Holder, enter into such agreements
                                             (including underwriting
                                             agreements) and make such
                                             representations and warranties and
                                             take all such other actions in
                                             connection therewith in order to
                                             expedite or facilitate the
                                             disposition of the Transfer
                                             Restricted Securities pursuant to
                                             any applicable Registration
                                             Statement contemplated by this
                                             Agreement as may be reasonably
                                             requested by any Holder of
                                             Transfer Restricted Securities in
                                             connection with any sale or resale
                                             pursuant to any applicable
                                             Registration Statement and in such
                                             connection, the Company and the
                                             Guarantors shall:

B. (A) upon request of any selling Holder, furnish (or in the case of paragraphs (2) and (3), use its reasonable best efforts to cause to be furnished) to each selling Holder, upon the effectiveness of the Shelf Registration Statement or upon Consummation of the Exchange Offer, as the case may be:

         1. (1) a certificate, dated such date, signed on behalf of the Company and each Guarantor by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company and such Guarantor, confirming, as of the date thereof, the matters set forth in paragraphs (b), (d) and (e) and the second sentence of paragraph (c) of Section 8 of the Purchase Agreement and such other similar matters as the selling Holders may reasonably request;

         2. (2) an opinion, dated the date of Consummation of the Exchange Offer, or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors covering matters similar to those set forth in paragraph (h) of Section 8 of the Purchase Agreement and such other matter as the selling Holders may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company and the Guarantors and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon the statements of officers and other representatives of the Company and the Guarantors) no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement (except as to (a) financial statements, including the notes thereto, (b) statistical data and (c) other financial and accounting data (including, without limitation, the pro forma financial information), in each case, included or omitted therefrom, as to which no belief need be expressed), at the time such Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except as to (a) financial statements, including the notes thereto, (b) statistical data and (c) other financial and accounting data (including, without limitation, the pro forma financial information), in each case, included or omitted therefrom, as to which no belief need be expressed) contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

         3. (3) a customary comfort letter, dated the date of Consummation of the Exchange Offer, or as of the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 8(k) of the Purchase Agreement; and

C. (B) deliver such other documents and certificates as may be reasonably requested by the selling Holders to evidence compliance with clause
         (A) above and with any customary conditions contained in the Purchase Agreement entered into by the Company and the Guarantors pursuant to this clause (xi), if any;

                                    (i)      prior to any public offering of
                                             Transfer Restricted Securities,
                                             cooperate with the selling Holders
                                             and their counsel in connection
                                             with the registration and
                                             qualification of the Transfer
                                             Restricted Securities under the
                                             securities or Blue Sky laws of
                                             such jurisdictions as the selling
                                             Holders may request and do any and
                                             all other acts or things necessary
                                             or advisable to enable the
                                             disposition in such jurisdictions
                                             of the Transfer Restricted
                                             Securities covered by the
                                             applicable Registration Statement;
                                             provided, however, that neither
                                             the Company nor any Guarantor
                                             shall be required to register or
                                             qualify as a foreign corporation
                                             where it is not now so qualified
                                             or to take any action that would
                                             subject it to the service of
                                             process in suits or to taxation,
                                             other than as to matters and
                                             transactions relating to the
                                             Registration Statement, in any
                                             jurisdiction where it is not now
                                             so subject;

                                    (ii)     issue, upon the request of any
                                             Holder of Series A Notes covered
                                             by any Shelf Registration
                                             Statement contemplated by this
                                             Agreement, Series B Notes having
                                             an aggregate principal amount
                                             equal to the aggregate principal
                                             amount of Series A Notes
                                             surrendered to the Company by such
                                             Holder in exchange therefor or
                                             being sold by such Holder; such
                                             Series B Notes to be registered in
                                             the name of such Holder or in the
                                             name of the purchaser(s) of such
                                             Series B Notes, as the case may
                                             be; in return, the Series A Notes
                                             held by such Holder shall be
                                             surrendered to the Company for
                                             cancellation;

                                    (iii)    in connection with any sale of
                                             Transfer Restricted Securities
                                             that will result in such
                                             securities no longer being
                                             Transfer Restricted Securities,
                                             cooperate with the selling Holders
                                             to facilitate the timely
                                             preparation and delivery of
                                             certificates representing Transfer
                                             Restricted Securities to be sold
                                             and not bearing any restrictive
                                             legends; and to register such
                                             Transfer Restricted Securities in
                                             such denominations and such names
                                             as the selling Holders may request
                                             at least two Business Days prior
                                             to such sale of Transfer
                                             Restricted Securities;

                                    (iv)     use their respective reasonable
                                             best efforts to cause the
                                             disposition of the Transfer
                                             Restricted Securities covered by
                                             the Registration Statement to be
                                             registered with or approved by
                                             such other governmental agencies
                                             or authorities as may be necessary
                                             to enable the seller or sellers
                                             thereof to consummate the
                                             disposition of such Transfer
                                             Restricted Securities, subject to
                                             the proviso contained in clause
                                             (xii) above;

                                    (v)      provide a CUSIP number for all
                                             Transfer Restricted Securities not
                                             later than the effective date of a
                                             Registration Statement covering
                                             such Transfer Restricted
                                             Securities and provide the Trustee
                                             under the Indenture with printed
                                             certificates for the Transfer
                                             Restricted Securities which are in
                                             a form eligible for deposit with
                                             the Depository Trust Company;

                                    (vi)     otherwise use their respective
                                             reasonable best efforts to comply
                                             with all applicable rules and
                                             regulations of the Commission, and
                                             make generally available to its
                                             security holders with regard to
                                             any applicable Registration
                                             Statement, as soon as practicable,
                                             a consolidated earnings statement
                                             meeting the requirements of Rule
                                             158 (which need not be audited)
                                             covering a twelve-month period
                                             beginning after the effective date
                                             of the Registration Statement (as
                                             such term is defined in paragraph
                                             (c) of Rule 158 under the Act);

                                    (vii)    cause the Indenture to be
                                             qualified under the TIA not later
                                             than the effective date of the
                                             first Registration Statement
                                             required by this Agreement and, in
                                             connection therewith, cooperate
                                             with the Trustee and the Holders
                                             to effect such changes to the
                                             Indenture as may be required for
                                             such Indenture to be so qualified
                                             in accordance with the terms of
                                             the TIA; and execute and use its
                                             best efforts to cause the Trustee
                                             to execute, all documents that may
                                             be required to effect such changes
                                             and all other forms and documents
                                             required to be filed with the
                                             Commission to enable such
                                             Indenture to be so qualified in a
                                             timely manner; and

                                    (viii)   provide promptly to each Holder
                                             upon request each document filed
                                             with the Commission pursuant to
                                             the requirements of Section 13 or
                                             Section 15(d) of the Exchange Act.

                           (b) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in Section 6(c)(i) or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a "SUSPENSION NOTICE"), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until
                                    (i) such Holder's has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or
                                    (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the
                                    "RECOMMENCEMENT DATE"). Each Holder
                                    receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated Prospectuses or
                                    (ii) deliver to the Company (at the
                                    Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

SECTION 7.          REGISTRATION EXPENSES

                           (a) All expenses incident to the Company's and the Guarantors' performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses;
                                    (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Guarantors and the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Series B Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance) but specifically excluding any transfer fees and taxes, if any, relating to the sale and disposition of Transfer Restricted Securities by any Holder.

         The Company will, in any event, bear its and the Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Guarantors.

                           (b)      In connection with any Registration
                                    Statement required by this Agreement
                                    (including, without limitation, the
                                    Exchange Offer Registration Statement and the Shelf Registration Statement), the Company and the Guarantors will reimburse the Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins, unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared; provided that such fees and disbursements shall not exceed $25,000.

SECTION 8.          INDEMNIFICATION

                           (a) The Company and the Guarantors agree, jointly and severally, to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or
                                    (iii) may hereinafter be referred to as an "INDEMNIFIED HOLDER"), from and against any and all losses, claims, damages, liabilities, judgments, (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any holder or any prospective purchaser of Series B Notes, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information furnished in writing to the Company by any of the Holders.

                           (b)      Each Holder of Transfer Restricted
                                    Securities agrees, severally and not
                                    jointly, to indemnify and hold harmless the Company and the Guarantors, and their respective directors, and officers, partners, employees, representatives and agents and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange
                                    Act) the Company, or the Guarantors to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Indemnified Holders, but only with reference to information relating to such Indemnified Holder furnished in writing to the Company by such Indemnified Holder expressly for use in any Registration Statement. In no event shall any Indemnified Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Indemnified Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Indemnified Holder for such Transfer Restricted Securities and
                                    (ii) the amount of any damages that such Indemnified Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                           (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PERSON") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), an Indemnified Holder shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Indemnified Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Indemnified Holders, in the case of the parties indemnified pursuant to
                                    Section 8(a), and by the Company, in the case of parties indemnified pursuant to
                                    Section 8(b). The indemnifying party shall not be liable, shall not indemnify or hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action effected without its written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                           (d) To the extent that the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or
                                    (ii) if the allocation provided by clause
                                    8(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Guarantor, on the one hand, or by the Indemnified Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

         The Company, the Guarantors and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, no Holder or its related Indemnified Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of its Transfer Restricted Securities pursuant to a Registration Statement exceeds the sum of
(A) the amount paid by such Holder for such Transfer Restricted Securities plus
(B) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each of the Holders hereunder and not joint.

SECTION 9.          RULE 144A

         The Company and each Guarantor hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company or such Guarantor is not subject to Section 13 or 15(d) of the Securities Exchange Act, to make available, upon request of any Holder of Transfer Restricted Securities, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10.         MISCELLANEOUS

                           (a) Remedies. The Company and the Guarantors acknowledge and agree that any failure by the Company and/or the Guarantors to comply with their respective obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's and the Guarantor's obligations under Sections 3 and 4 hereof. The Company and the Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

                           (b) No Inconsistent Agreements. Neither the Company nor any Guarantor will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any Guarantor has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's and the Guarantors' securities under any agreement in effect on the date hereof.

                           (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of
                                    Section 5 hereof and this Section 10(c)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company of its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

                           (d) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

                           (e)      Notices. All notices and other
                                    communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                                    (i)      if to a Holder, at the address set
                                             forth on the records of the
                                             Registrar under the Indenture,
                                             with a copy to the Registrar under
                                             the Indenture; and

                                    (ii)     if to the Company or the
                                             Guarantors:

                           SFX Entertainment, Inc.
                           650 Madison Avenue
                           New York, New York 10022
                           Telecopier No.: (212) 753-3188
                           Attention: Howard J. Tytel, Esq.

                           With a copy to:

                           Baker & McKenzie
                           805 Third Avenue
                           New York, New York 10022
                           Telecopier No.:  (212) 751-5700
                           Attention:  Howard M. Berkower, Esq.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

                           (f) Upon the date of filing of the Exchange Offer or a Shelf Registration Statement, as the case may be, notice shall be delivered to Morgan Stanley & Co. Incorporated, on behalf of the Initial Purchasers (in the form attached hereto as Exhibit A) and shall be addressed to: Attention: Corporate Finance Department, 1585 Broadway, New York, New York 10036.

                           (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

                           (h)      Counterparts. This Agreement may be
                                    executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                           (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           (j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                           (k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                           (l)      Entire Agreement. This Agreement is
                                    intended by the parties as a final
                                    expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                 SFX ENTERTAINMENT, INC.


                                 BGP ACQUISITION, L.L.C.
                                 By:  SFX ENTERTAINMENT, INC.,
                                      as managing member


                                 SFX NETWORK GROUP, L.L.C.
                                 By:  SFX ENTERTAINMENT, INC.,
                                      as managing member


                                 WESTBURY MUSIC FAIR, L.L.C.
                                 By:  SFX ENTERTAINMENT, INC.,
                                      as managing member


                                 By: /s/ Howard J. Tytel
                                    ------------------------------------------
                                 Name:  Howard J. Tytel
                                 Title: General Counsel, Executive Vice
                                        President And Secretary


                                 AKG, INC.


                                 AMERICAN ARTISTS, INC.


                                 AMERICAN ARTISTS LIMITED, INC.


                                 AMPHITHEATER ENTERTAINMENT PARTNERSHIP
                                 By:  SM/PACE, INC.,
                                      as general partner


                                 ANT THEATRICAL PRODUCTIONS, INC.


                                 ARDEE FESTIVALS N.J. INC.



                 Registration Rights Agreement signature page.

                                 ARDEE PRODUCTIONS, LTD.


                                 ATLANTA CONCERTS, INC.


                                 AUDREY & JANE, INC.


                                 AVALON ACQUISITION CORP.


                                 BEACH CONCERTS, INC.


                                 BG PRESENTS, INC.


                                 BILL GRAHAM ENTERPRISES, INC.


                                 BILL GRAHAM MANAGEMENT, INC.


                                 BILL GRAHAM PRESENTS, INC.


                                 BOSTON PLAYHOUSE REALTY, INC.


                                 BOYLSTON STREET THEATRE CORP.


                                 BROADWAY CONCERTS, INC.


                                 BROADWAY SERIES ASSOCIATES, INC.


                                 BROADWAY SERIES MANAGEMENT GROUP, INC.


                                 CAMARILLO AMPHITHEATER MANAGING
                                      PARTNERS, INC.


                 Registration Rights Agreement signature page.

                                 CHEVA TOURING COMPANY
                                 By:  MAGICWORKS ENTERTAINMENT
                                          INCORPORATED,
                                      as a majority holder


                                 CONCERTS, INC.


                                 CONNECTICUT AMPHITHEATER DEVELOPMENT
                                 CORPORATION


                                 CONNECTICUT CONCERTS INCORPORATED


                                 CONNECTICUT PERFORMING ARTS, INC.


                                 CONN TICKETING COMPANY
                                 By:  NORTHEAST TICKETING COMPANY and
                                      SOUTHEAST TICKETING COMPANY,
                                      as general partners


                                 CONTEMPORARY GROUP ACQUISITION CORP.


                                 CONTEMPORARY GROUP, INC.


                                 CONTEMPORARY MARKETING, INC.


                                 CONTEMPORARY PRODUCTIONS INCORPORATED


                                 CONTEMPORARY SPORTS INCORPORATED


                                 COOLEY AND CONLON MANAGEMENT CO.


                                 DEER CREEK AMPHITHEATER CONCERTS, INC.



                 Registration Rights Agreement signature page.

                                 DEER CREEK AMPHITHEATER CONCERTS, L.P.




                                 By:  DEER CREEK AMPHITHEATER
                                      CONCERTS, INC.,
                                      as general partner




                                 DELSENER/SLATER ENTERPRISES, LTD.


                                 DICESARE-ENGLER, INC.


                                 DICESARE-ENGLER PROMOTIONS, INC.


                                 DLC CORP.


                                 DUMB DEAL, INC.


                                 EAGLE EYE ENTERTAINMENT INC.


                                 EAGLE EYE ENTERTAINMENT USA INC.


                                 EMI ACQUISITION SUB, INC.


                                 ENTERTAINMENT PERFORMING ARTS, INC.


                                 EVENT MERCHANDISING INC.


                                 EXIT 116 REVISITED, INC.


                                 FALK ASSOCIATES MANAGEMENT ENTERPRISES,
                                     INC.


                                 FESTIVAL PRODUCTIONS, INC.



                 Registration Rights Agreement signature page.

                                 FILLMORE CORPORATION


                 Registration Rights Agreement signature page.

                                 FILLMORE FINGERS, INC.


                                 GERSHWINS' FASCINATING RHYTHM
                                 By:  MAGICWORKS ENTERTAINMENT
                                          INCORPORATED,
                                      as a majority holder


                                 GSAC PARTNERS
                                 By:  SM/PACE INC.,
                                      as the parent corporation of the general
                                      partner


                                 HIGH COTTON, INC.


                                 IN HOUSE TICKETS, INC.


                                 IRVINE MEADOWS AMPHITHEATER
                                 By:  AVALON ACQUISITION CORP.,
                                      as general partner


                                 JEFKO TOURING COMPANY
                                 By:  MAGICWORKS ENTERTAINMENT
                                          INCORPORATED,
                                      as a majority holder


                                 MAGICWORKS CONCERTS, INC.


                                 MAGICWORKS ENTERTAINMENT INCORPORATED


                                 MAGICWORKS ENTERTAINMENT
                                     INTERNATIONAL, INC.


                                 MAGICWORKS EXHIBITIONS, INC.


                                 MAGICWORKS EXHIBITIONS JOINT VENTURE

                 Registration Rights Agreement signature page.

                                 By:  MAGICWORKS ENTERTAINMENT
                                          INCORPORATED,
                                      as a majority holder


                                 MAGICWORKS FASHION MANAGEMENT, INC.


                                 MAGICWORKS MERCHANDISING, INC.


                                 MAGICWORKS SPORTS MANAGEMENT, INC.


                                 MAGICWORKS THEATRICALS, INC.


                                 MAGICWORKS TRANSPORTATION, INC.


                                 MAGICWORKS WEST, INC.


                                 MELODY TENT AND AMPHITHEATER, INC.


                                 MURAT CENTER CONCERTS, INC.


                                 MURAT CENTER CONCERTS, L.P.
                                 By:  MURAT CENTER CONCERTS, INC.,
                                      as general partner


                                 NEW AVALON, INC.


                                 NOC, INC.


                                 NORTHEAST TICKETING COMPANY


                                 OAKDALE THEATER CONCERTS, INC.


                                 OLD PCI, INC.


                 Registration Rights Agreement signature page.

                                 PACE AEP ACQUISITION, INC.


                                 PACE AMPHITHEATER MANAGEMENT, INC.


                                 PACE AMPHITHEATERS, INC.


                                 PACE BAYOU PLACE, INC.


                                 PACE COMMUNICATIONS, INC.


                                 PACE CONCERTS, LTD.
                                 By:  PACE CONCERTS GP, INC.,
                                      as general partner


                                 PACE CONCERTS GP, INC.


                                 PACE ENTERTAINMENT CORPORATION


                                 PACE ENTERTAINMENT GROUP, LTD.
                                 By:  PACE ENTERTAINMENT GP CORP.,
                                      as general partner


                                 PACE ENTERTAINMENT GP CORP.


                                 PACE MILTON KEYNES, INC.


                                 PACE MOTOR SPORTS, INC.


                                 PACE MUSIC GROUP, INC.


                                 PACE PRODUCTIONS, INC.


                                 PACE THEATRICAL GROUP, INC.


                 Registration Rights Agreement signature page.

                                 PACE TOURING, INC.


                                 PACE U.K. HOLDING CORPORATION


                                 PAVILION PARTNERS
                                 By:  SM/PACE, INC.,
                                      as managing partner


                                 PEC, INC.


                                 PERFORMING ARTS MANAGEMENT OF NORTH
                                     MIAMI, INC.


                                 POLARIS AMPHITHEATER CONCERTS, INC.


                                 PTG-FLORIDA, INC.


                                 QN CORP.


                                 RUGRATS AMERICAN TOUR, LTD.
                                 By:  PACE VARIETY ENTERTAINMENT, INC.,
                                      as general partner


                                 SFX ACQUISITION CORP.


                                 SFX BROADCASTING OF THE MIDWEST, INC.


                                 SFX CONCERTS, INC.


                                 SFX DELAWARE, INC.


                                 SFX RADIO NETWORK, INC.


                                 SFX SPORTS GROUP, INC.

                 Registration Rights Agreement signature page.

                                 SFX TOURING, INC.


                                 SHELLI MEADOWS, INC.


                                 SHORELINE AMPHITHEATRE, LTD.


                                 SHORELINE AMPHITHEATRE PARTNERS
                                 By:  SHORELINE AMPHITHEATRE, LTD.,
                                      as general partner


                                 SM/PACE, INC.


                                 SOUTHEAST TICKETING COMPANY


                                 SOUTHERN PROMOTIONS, INC.


                                 STEP ENTERTAINMENT SERVICES INC.


                                 SUNSHINE CONCERTS, L.L.C.
                                 By:  SFX BROADCASTING OF THE MIDWEST,
                                      INC.,
                                      as the sole member


                                 SUNSHINE DESIGNS, INC.


                                 SUNSHINE DESIGNS, L.P.
                                 By:  SUNSHINE DESIGNS, INC.,
                                      as general partner


                                 SUNTEX ACQUISITION, INC.


                                 SUNTEX ACQUISITION, L.P.
                                 By:  SUNTEX ACQUISITION, INC.,
                                      as general partner


                 Registration Rights Agreement signature page.

                                 TAP PRODUCTIONS, INC.


                                 TBA MEDIA, INC.


                                 THE ALBUM NETWORK, INC.


                                 THE GIN GAME TOURING COMPANY
                                 By:  MAGICWORKS ENTERTAINMENT
                                          INCORPORATED,
                                      as a majority holder


                                 INTERNATIONAL MUSIC (CANADA) INC.


                                 THE WEDDING TOUR COMPANY


                                 TICKET SERVICE, INC.


                                 CONCERT PRODUCTIONS (UK) LIMITED


                                 INTERNATIONAL MUSIC (USA) INC.


                                 INTERNATIONAL MUSIC LTD.


                                 INTERNATIONAL MUSIC TOUR I LTD.


                                 INTERNATIONAL MUSIC TOUR II LTD.


                                 INTERNATIONAL MUSIC TOUR I (USA) INC.


                                 INTERNATIONAL MUSIC TOUR II (USA) INC.


                                 TOURING ARTISTS GROUP, INC. (FL)


                 Registration Rights Agreement signature page.

                                 TOURING PRODUCTIONS, INC.


                                 TREMONT STREET THEATRE CORPORATION II,
                                     INC.


                                 TUNEFUL COMPANY, INC.


                                 WARRENTON STREET THEATRE CORP.


                                 WEST COAST AMPHITHEATER CORP.


                                 WESTERN AMPHITHEATER PARTNERS
                                 By:  PAVILION PARTNERS,
                                      as general partner and SM/PACE, INC., as
                                          general partner of PAVILION PARTNERS


                                 WOLFGANG RECORDS



                                 By: /s/ Howard J. Tytel
                                    ------------------------------------------
                                 Name:  Howard J. Tytel
                                 Title: Executive Vice President


                                 AMERICAN BROADWAY, INC.


                                 CONCERT PRODUCTIONS INTERNATIONAL B.V.






                                 CONNECTICUT PERFORMING ARTS PARTNERS
                                 By:  CONNECTICUT AMPHITHEATER
                                          DEVELOPMENT CORPORATION and
                                          NOC, INC.,
                                      as general partners


                 Registration Rights Agreement signature page.

                                 FINANCIAL ADVISORY MANAGEMENT
                                     ENTERPRISES, INC.


                                 IRVING PLAZA CONCERTS, INC.


                                 MAGICWORKS ENTERTAINMENT ASIA LIMITED


                                 MARCO ENTERTAINMENT, INC.


                                 PACE U.K.


                                 PACE VARIETY ENTERTAINMENT, INC.


                                 TOURING ARTISTS GROUP, INC. (OH)


                                 By: /s/ Howard J. Tytel
                                     ------------------------------------------
                                 Name:  Howard J. Tytel
                                 Title: Authorized Agent


                 Registration Rights Agreement signature page.

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


MORGAN STANLEY & CO. INCORPORATED


By: /s/ J. Knee
   -------------------------------------
Name:  J. Knee
Title: Principal



LEHMAN BROTHERS INC.


By: /s/ Steven Berhenfeld
   -------------------------------------
Name:  Steven Berhenfeld
Title: Managing Director



BANCBOSTON ROBERTSON STEPHENS INC.


By: /s/ Julia D. Van Trees
   -------------------------------------
Name:  Julia D. Van Trees
Title: Managing Director



BNY CAPITAL MARKETS, INC.


By: /s/ Bennett Leichman
   -------------------------------------
Name:  Bennett Leichman
Title: Vice President



                 Registration Rights Agreement signature page.